UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2003

BRIAZZ, INC.
(Exact name of registrant as specified in its charter)

Washington	000-32527	91-1672311

(Jurisdiction of	(Commission file	(I.R.S. Employer
incorporation)	number)	Identification No.)

3901 7th Avenue South, Suite 200
Seattle, Washington 98108-5206

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (206) 467-0994

Not Applicable

(Former name or address, if changed since last report)

Item 5. Other Events

The press release attached as Exhibit 99.1 is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated February 21, 2003

Item 9. Regulation FD Disclosure

C.     William Vivian, our President and Chief Operating Officer, has resigned to pursue other opportunities effective February 28, 2003.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

BRIAZZ, INC.

Date: February 21, 2003	/s/ Victor D. Alhadeff

Victor D. Alhadeff
Chief Executive Officer, Chief Financial
Officer, Secretary and Chairman

3